Exhibit 24

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Paul Danos
Paul Danos

Dated: July 20, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ William T. Esrey
William T. Esrey

Dated: July 24, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Raymond V. Gilmartin
Raymond V. Gilmartin

Dated: July 21, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Judith Richards Hope
Judith Richards Hope

Dated: July 21, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Heidi G. Miller
Heidi G. Miller

Dated: July 15, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Hilda Ochoa-Brillembourg
Hilda Ochoa-Brillembourg

Dated: July 20, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Stephen A. Odland
Stephen A. Odland

Dated: July 21, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Michael D. Rose
Michael D. Rose

Dated: July 24, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Kendall J. Powell
Kendall J. Powell

Dated: July 21, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Robert L. Ryan
Robert L. Ryan

Dated: July 24, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ A. Michael Spence
A. Michael Spence

Dated: July 21, 2006

POWER OF ATTORNEY

I appoint Siri S. Marshall and Kenneth L. Thome, together and separately, to be my attorneys-in-fact.

This means they may, in my name and in my place:
•	Sign the Annual Report on Form 10-K for the fiscal year ended May 28, 2006 and all amendments to it; and
•	File the Form 10-K mentioned above and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and
•	Perform the acts that need to be done concerning these filings; and
•	Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.

/s/ Dorothy A. Terrell
Dorothy A. Terrell

Dated: July 20, 2006